United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 24, 2023

Date of Report January 20, 2023 (Date of earliest event reported)

Viveon Health Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39827	85-2788202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Gibson, Deal & Fletcher, PC Spalding Exchange 3953 Holcomb Bridge Road Suite 200 Norcross Georgia	30092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 861-5393

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	VHAQ.U	NYSE American, LLC
Common Stock	VHAQ	NYSE American, LLC
Warrants	VHAQ.WS	NYSE American, LLC
Rights	VHAQ.R	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Special Meeting of Viveon Health Acquisition Corp.

As previously reported, on December 21, 2022, Viveon Health Acquisition Corp. (“Viveon”) called to order the Special Meeting of its Stockholders (the “Original Special Meeting”) for the purpose of approving, among other things, the proposed business combination between Viveon and Suneva Medical, Inc. (“Suneva”). For more information on the Special Meeting proposals, please refer to Viveon’s proxy statement/prospectus, dated November 14, 2022, as supplemented on November 23, 2022. As of November 8, 2022, the record date (the “Record Date”), there was a total of 10,064,124 shares of common stock issued and outstanding and entitled to vote at the Original Special Meeting. At the Original Special Meeting, the stockholders of Viveon voted to adjourn the meeting until January 20, 2023 (the “Adjourned Special Meeting”).

On January 20, 2023, Viveon called to order the Adjourned Special Meeting. At the Adjourned Special Meeting proxies were received for 8,932,032 shares of common stock, or approximately 88.75% of the shares issued and outstanding as of the Record Date and entitled to vote at the Adjourned Special Meeting; therefore a quorum was present. At the Adjourned Special Meeting the stockholders of Viveon voted to adjourn the meeting until February 3, 2023 at 12:00 p.m. Eastern Time.

The Adjournment Proposal received the following final voting results:

For	Against	Abstain
8,918,520	13,512	0

As of January 17, 2023 (after including the 3,188,100 shares redeemed in connection with Viveon’s 2022 Annual Meeting of Stockholders held on December 23, 2022) there were 6,876,024 shares of Viveon common stock outstanding, 5,031,250 of which are founder shares and not subject to redemption. As of January 18, 2023 (the last date to request redemptions in connection with the Adjourned Special Meeting to approve the proposed business combination) Continental Stock Transfer & Trust Company, as trustee, received requests to redeem 1,798,631 shares of Viveon common stock. Such shares would be redeemed only upon the consummation of the business combination. As of the date hereof there is approximately $19.68 million in the Trust Account.

Item 7.01. Regulation FD Disclosure.

Press Release and Supplemental Information

On January 24, 2023, Viveon issued a press release, attached hereto as Exhibit 99.1.

The information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Important Information for Investors and Stockholders

This document relates to a proposed Business Combination between Viveon and Suneva. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Viveon filed a registration statement on Form S-4 that was declared effective by the SEC on November 14, 2022, which includes a proxy statement/prospectus that was mailed on November 21, 2022, and supplemented on November 23, 2022, to all Viveon stockholders who were stockholders of record as of November 8, 2022. Viveon may file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Viveon are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Business Combination as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Viveon through the website maintained by the SEC at www.sec.gov.

Forward Looking Statements

Certain statements included in this Current Report on Form 8-K are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the closing of the Merger. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K and on the current expectations of Viveon’s and Suneva’s respective management and are not predictions of actual performance. Examples of forward-looking statements include, among others, statements made in this Current Report on Form 8-K regarding: the proposed transactions contemplated by the merger agreement, including the benefits of the proposed business combination, integration plans, expected synergies and revenue opportunities; anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, continued expansion of product portfolios and the availability or effectiveness of the technology for such products; the regenerative aesthetics sector’s continued growth and the continued demand of physicians and consumers driving such growth; and the expected timing of the proposed business combination. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Viveon and Suneva’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement; (2) the institution or outcome of any legal proceedings that may be instituted against Viveon and/or Suneva following the announcement of the merger agreement and the transactions contemplated therein; (3) the inability of the parties to complete the proposed business combination, including due to failure to obtain approval of the stockholders of Viveon or Suneva, certain regulatory approvals, or satisfy other conditions to closing in the merger agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the merger agreement or could otherwise cause the transaction to fail to close; (5) the failure to meet the minimum cash requirements of the merger agreement due to Viveon stockholder redemptions and the failure to obtain replacement financing; (6) the inability to complete a concurrent PIPE; (7) the impact of COVID-19 pandemic on Suneva’s business and/or the ability of the parties to complete the proposed business combination; (8) the inability to obtain or maintain the listing of Viveon’s shares of common stock on the NYSE American following the proposed business combination; (9) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (10) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition and the ability of Suneva to grow and manage growth profitably and retain its key employees; (11) costs related to the proposed business combination; (12) changes in applicable laws or regulations; (13) the possibility that Suneva may be adversely affected by other economic, business, and/or competitive factors; (14) the amount of redemption requests made by Viveon ’s stockholders; and (15) other risks and uncertainties indicated from time to time in the final prospectus of Viveon for its initial public offering dated December 22, 2020 filed with the SEC, Viveon’s Registration Statement on Form S-4, declared effective on November 14, 2022 and the definitive proxy statement/prospectus contained therein, mailed to stockholders on November 21, 2022, as supplemented on November 23, 2022, relating to the proposed business combination, including those under "Risk Factors" therein, and in Viveon’s other filings with the SEC. Viveon and Suneva caution that the foregoing list of factors is not exclusive. Viveon and Suneva caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Viveon and Suneva do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Neither Viveon nor Suneva gives any assurance that the business combination will be consummated or that the combined company will achieve its expectations.

Participants in the Solicitation

Viveon and Suneva and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Viveon’s stockholders in connection with the proposed Business Combination and the Annual Meeting. A list of the names of the directors and executive officers of Viveon and Suneva and information regarding their interests in the Business Combination is available in the Registration Statement on Form S-4, declared effective on November 14, 2022 and the Definitive Proxy Statement/Prospectus contained therein, dated as of November 14, 2022, which was mailed to Viveon’s stockholders on November 21, 2022, as supplemented on November 23, 2022, and solely with respect to the Viveon directors and executive officers in the proxy statement for the Annual Meeting, dated as of November 17, 2022, which was mailed to Viveon’s stockholders on November 21, 2022. The Definitive Proxy Statement/Prospectus is also available free of charge at the SEC's web site at www.sec.gov.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2023

VIVEON HEALTH ACQUISITION CORP.

By:	/s/ Jagi Gill
Name:	Jagi Gill
Title:	Chief Executive Officer

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